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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Umbrella Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                                     April 28, 2003



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Umbrella Bancorp, Inc. (the "Company"), the holding company for UmbrellaBank, fsb (the "Savings Bank"), Summit, Illinois, which will be held on May 28, 2003, at 2:00 p.m., at 222 West Huron Street, Suite 500, Chicago, Illinois 60610.

     The attached Notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of Crowe Chizek and Company LLC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions from our stockholders.

     The scheduled business of the Annual Meeting shall be the election of two directors and the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year ending December 31, 2003.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the matters to be considered.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and its subsidiaries, I wish to thank you for your continued support. We appreciate your interest.


                                              Respectfully submitted,



                                              John G. Yedinak
                                              Chairman of the Board of Directors

                             UMBRELLA BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 2003


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Umbrella Bancorp, Inc. (the "Company") will be held at 2:00 p.m. Central Time on May 28, 2003 at 222 West Huron Street, Suite 500, Chicago, Illinois 60610.

          The Annual Meeting is for the purpose of considering and voting upon the following matters:

          1. The election of two directors for a term of three years or until a successor is elected and qualified;

          2. The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year ending December 31, 2003; and

          3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

          The Board of Directors has established April 23, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's administrative offices located at 5818 South Archer Road, Summit, Illinois, 60501, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                              By Order of the Board of Directors


                                              Frances M. Pitts
                                              Secretary
Summit, Illinois
April 28, 2003

                             UMBRELLA BANCORP, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2003


                       SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to stockholders of Umbrella Bancorp, Inc. ("Umbrella Bancorp" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 28, 2003, at 2:00 p.m., at 222 West Huron Street, Suite 500, Chicago, Illinois 60610 and at any adjournments thereof. The 2002 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2002, accompanies this proxy statement, which is first being mailed to stockholders on or about April 28, 2003.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF UMBRELLA BANCORP WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 OF THIS PROXY STATEMENT, AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 2 OF THIS PROXY STATEMENT.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and UmbrellaBank, fsb (the "Savings Bank") without additional compensation therefor. Umbrella Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of Umbrella Bancorp ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 23, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,845,720 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD VOTE" for the nominees being proposed. Under Maryland law and the Company's Certificate of Incorporation, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to ratification for the appointment of Crowe Chizek and Company LLC as independent auditors of the Company, as set forth in Proposal 2, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be directors of the Company or any of its affiliates.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                              AMOUNT AND
                                                              NATURE OF
                           NAME AND ADDRESS OF                BENEFICIAL                PERCENT
TITLE OF CLASS             BENEFICIAL OWNER                   OWNERSHIP                 OF CLASS
--------------             -------------------                ----------                --------
Common Stock               John G. Yedinak                      831,311 (1)             44.65%
                           804 Kenmare
                           Burr Ridge, Illinois 60521

Common Stock               Sergio Martinucci                    368,381 (1)             19.72%
                           5440 N. Paris
                           Chicago, Illinois 60656

Common Stock               George P. Yedinak                    197,707 (2)             10.69%
                           21 East Goethe, No. 1A
                           Chicago, Illinois 60610

Common Stock               Frances M. Pitts                     140,953 (1)              7.55%
                           6624 Greene Road
                           Woodridge, Illinois 60517

----------------------
(1) Includes shares set forth below under "Proposal 1 - Information with Respect to the Nominees, Continuing Directors and Executive Officers."

(2) Includes an aggregate of 185,837 shares held under irrevocable Grantor Trusts previously reported by Mr. John G. Yedinak and 3,000 shares subject to options which are currently exercisable.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at the Annual Meeting are Arthur E. Byrnes and Frances M. Pitts. Mr. Byrnes and Ms. Pitts are directors of the Company and the Savings Bank. Neither Mr. Byrnes nor Ms. Pitts is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either Mr. Byrnes or Ms. Pitts will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY IF EXECUTED AND RETURNED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

   INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN
                               EXECUTIVE OFFICERS:

         The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and the named Executive Officers, as defined below, as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; and the year in which each first became a director of the Company or Savings Bank and the year in which their term (or in the case of the nominees, proposed terms) as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and the named Executive Officers and all directors and executive officers as a group as of the Record Date.

                                                                                        AMOUNT
NAME AND PRINCIPAL                                                     EXPIRATION       AND NATURE        OWNERSHIP
OCCUPATION AT PRESENT                                DIRECTOR          OF TERM          OF BENEFICIAL     AS PERCENT
AND FOR PAST FIVE YEARS                 AGE          SINCE(1)(2)       AS DIRECTOR      OWNERSHIP(3)      OF CLASS
-----------------------                 ---          -----------       -----------      -------------     ----------
NOMINEES:

ARTHUR E. BYRNES                        58           1997              2003               62,000 (4)        3.35%
 Senior Managing Director,
 Deltec Asset Management, LLC

FRANCES M. PITTS                        44           1992              2003              140,953 (5)        7.55%
 Executive Vice President and
 Secretary of the Company; Executive
 Vice President, General Counsel and
 Secretary of the Savings Bank

CONTINUING DIRECTORS:

JOHN G. YEDINAK                         53           1987              2004              831,311 (5)       44.65%
 Chairman of the Board, President
 and Chief Executive Officer of
 the Company, Vice Chairman and
 Chief Executive Officer of the
 Savings Bank since 1987

SERGIO MARTINUCCI                       68           1987              2004              368,381 (4)       19.72%
 Vice President of the Company,
 and Chairman of the Board of the
 Savings Bank since 1987, Senior
 Vice-President of Coldwell Banker
 Residential, a real estate
 brokerage firm.

DONALD G. WITTMER                       67           1992              2005               30,004 (4)        1.60%
 President and owner of Wittmer
 Financial Services, Ltd.

DENNIS G. CARROLL                       53           1991              2005               36,412 (4)        1.96%
 CEO and owner of Carroll
 Brothers Real Estate Appraisals,
 Detective, Chicago Police Department

Stock ownership of all directors and
executive officers as a group
(9 persons)                             --             --                --            1,690,865 (6)       86.00%

----------------------------

(1)  Includes years of service as a director of the Savings Bank.

(2)  All directors are currently directors of the Savings Bank.

(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.

(4) Includes 26,000, 16,000, 22,000, and 2,000 shares subject to options which are currently exercisable and which may be acquired by Mr. Wittmer, Mr. Carroll, Mr. Martinucci, Mr. Byrnes, respectively.

(5) Includes 16,200 and 20,200 shares subject to options which are currently exercisable and which may be acquired by Mr. Yedinak and Ms. Pitts, respectively.

(6)  Includes 120,400 shares subject to options which are currently exercisable.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

         The Board of Directors met eleven times during the year ended December 31, 2002. No director described in this proxy attended fewer than 75% of the total number of Board and Committee meetings held during this period. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         Executive Committee. The Executive Committee of the Company consists of Messrs. Yedinak, Wittmer, Carroll and Martinucci. This committee exercises the authority of the Board of Directors with respect to matters requiring action between meetings of the Board of Directors. Any actions by this committee require subsequent ratification by the Board of Directors at the next regular meeting. This committee meets as needed between regular meetings of the Board. The Executive Committee met informally 10 times in 2002.

         Joint Oversight Committee of the Company and the Savings Bank. In June 2002, the Company and the Savings Bank established a Joint Oversight Committee that is comprised of Mr. Wittmer, Mr. Byrnes, Mr. Martinucci and Mr. Carroll. It is the mission of the Joint Oversight Committee to increase the outside Directors' involvement in the strategic and long range planning activities of the Company and the Savings Bank, and to further assist senior management of both the Company and the Savings Bank in ensuring that appropriate financial and operational controls, consistent with prudent management and regulatory compliance, are in place with regard to existing and any significant new activities that are undertaken. The Joint Oversight Committee also serves in an advisory capacity to senior management of both the Company and the Savings Bank and provides an additional forum for an independent review and oversight of business plans, revised initiatives and/or programs. The Joint Oversight Committee met 10 times in 2002.

         Compensation Committee. The Compensation Committee of the Company consists of Mr. Martinucci, Mr. Wittmer, Mr. Byrnes and Mr. Carroll. The Board of Directors establishes compensation and benefits for each of the executive officers of the Company and the Savings Bank. The Committee met 1 time in 2002.

         Nominating Committee. The Company's Nominating Committee for the 2003 Annual Meeting of Stockholders consisted of the entire Board of Directors. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee last met on February 25, 2003.

         Audit Committee. The Audit Committee of the Company is comprised of only outside directors, and currently consists of Messrs. Wittmer, Byrnes and Carroll. The Audit Committee is responsible for recommending independent auditors, reviewing the audit plan, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Audit Committee met 8 times in 2002.

AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Umbrella Bancorp shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference to such documents.

         THE AUDIT COMMITTEE ASSISTS THE BOARD IN CARRYING OUT ITS OVERSIGHT RESPONSIBILITIES FOR THE COMPANY'S FINANCIAL REPORTING PROCESS, AUDIT PROCESS AND INTERNAL CONTROLS. IN FULFILLMENT OF THE REQUIREMENTS OF THE SARBANES-OXLEY ACT OF 2002, RELATING TO CONDUCT AND FUNCTION OF PUBLIC COMPANY AUDIT COMMITTEES, ON OCTOBER 30, 2002 THE BOARD OF DIRECTORS ADOPTED THE AUDIT COMMITTEE CHARTER FOR UMBRELLA BANCORP, INC., A COPY OF WHICH IS APPENDED AS EXHIBIT `A' TO THIS PROXY STATEMENT. THE AUDIT COMMITTEE ALSO REVIEWS THE AUDITED FINANCIAL STATEMENTS AND RECOMMENDS TO THE BOARD THAT THEY BE INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, ASSESSES THE EFFECTIVENESS OF INTERNAL CONTROLS, EVALUATES THE QUALIFICATIONS OF AND OVERSEES THE PERFORMANCE BY INTERNAL AND EXTERNAL AUDITORS, AND ANALYZES THE COMPANY'S COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS. THE COMMITTEE IS COMPRISED SOLELY OF INDEPENDENT DIRECTORS, AS DEFINED BY THE NASDAQ MARKETPLACE RULES, WITH AT LEAST ONE MEMBER OF THE COMMITTEE CONSIDERED TO BE A "FINANCIAL EXPERT" AS DEFINED UNDER THE RULES OF THE SEC.

         THE AUDIT COMMITTEE HAS REVIEWED AND DISCUSSED THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 2002 WITH UMBRELLA BANCORP'S MANAGEMENT AND CROWE CHIZEK AND COMPANY LLC ("CROWE CHIZEK"), THE COMPANY'S INDEPENDENT AUDITORS. THE COMMITTEE HAS ALSO DISCUSSED WITH CROWE CHIZEK THE MATTERS REQUIRED TO BE DISCUSSED BY SAS 61 (CODIFICATION FOR STATEMENTS ON AUDITING STANDARDS) AS WELL AS HAVING RECEIVED AND DISCUSSED THE WRITTEN DISCLOSURES AND THE LETTER FROM CROWE CHIZEK REQUIRED BY THE INDEPENDENCE STANDARDS BOARD NO. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES). THE AUDIT COMMITTEE HAS EVALUATED THE RELATIONSHIP OF THE COMPANY'S INDEPENDENT AUDITOR WITH

THE COMPANY INCLUDING AUDIT FEES, FEES FOR FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION AND FEES FOR OTHER SERVICES RENDERED. THE AUDIT COMMITTEE DOES NOT BELIEVE THAT THE RENDERING OF THESE SERVICES BY CROWE CHIZEK IS INCOMPATIBLE WITH MAINTAINING CROWE CHIZEK'S INDEPENDENCE. BASED ON THE REVIEW AND DISCUSSION WITH MANAGEMENT AND CROWE CHIZEK, THE COMMITTEE RECOMMENDED TO THE BOARD THAT THE AUDITED FINANCIAL STATEMENTS BE INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 FOR FILING WITH THE SECURITIES AND EXCHANGE COMMISSION.

Submitted by the members of the Audit Committee of the Board of Directors:
Donald G. Wittmer, (Chairman), Dennis G. Carroll and Arthur Byrnes

ACCOUNTANT FEES

Audit Fees

         The Company's independent auditor during 2002 was Crowe Chizek and Company LLC. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2002 and for the required review of Umbrella Bancorp's financial information included in its Form 10-Q filings for the year 2002 was $155,700.

Financial Information Systems Design and Implementation Fees

         There were no fees or expenses billed by Crowe Chizek for services relating to design or implementation of financial information systems for the year ended December 31, 2002.

All Other Fees

      The aggregate fees and expenses billed by Crowe Chizek for all other services rendered during 2002 were $221,901. These services consisted of the following:

Assistance to management in preparation of the Form 10-K                 $18,600

Loan Management Services, including review                               $11,200

Tax return preparation and tax planning services                         $31,200

Employee benefit plan services                                            $8,357

Other services, including internal audit, network security testing,
marketing assistance and website development                            $152,544
                                                                        --------
       Total - All Fees                                                 $377,601
                                                                        ========

DIRECTORS' COMPENSATION

         Directors' Fees. The Company and Savings Bank together pay each director a total quarterly retainer of $3,750 for services rendered to the Company and the Savings Bank and a fee of $1,000 ($500 if such director's attendance is via teleconference) for each day of meetings of the Boards of Directors attended. Directors are also compensated for service to and attendance at meetings of the committees of the Board on which they serve at the rate of $400 ($475 for the Chairman) for each committee meeting attended, with a per diem cap of $1,000/day. Directors are also compensated, at the rate of $1,000/day, for work on projects and consulting review that may arise in addition to regular duties as a director. Umbrella Bancorp and the Savings Bank share, pro rata, reimbursement to each director for ordinary and necessary travel expenses related to such director's attendance at meetings of the Boards, committee meetings and business travel. Nonemployee directors are also eligible for stock option grants under the Stock Option Plan.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement the Compensation Committee for the Company (the "Committee"), has prepared the following report for inclusion in this proxy statement:

         The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its subsidiaries. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Company and to build stockholder value through appreciation in the price of the Company's Common Stock.

         The Company provides certain benefits to all officers and employees who meet certain minimum requirements, regardless of position. These benefits include health insurance, vacation allowances, and life and long-term disability insurance. Officers are also provided the opportunity to participate in the Company's 401(k) Plan and are eligible for awards of Options under the Company's 1998 Incentive Stock Option Plan. In past years, officers have also been paid discretionary bonuses based on the successful operations of the Company and subsidiaries.

         One of the Committee's primary objectives is to develop and maintain compensation plans which provide the Company with the means of attracting and retaining high quality executives at competitive compensation levels and implement compensation plans which seek to motivate executives to perform to the fullest extent of their abilities by aligning the financial interests of the Company's senior management with those of its stockholders, thereby enhancing stockholder value. The Committee considers the level of compensation paid to executive officers of companies with operations and affiliates similar to that of the Company's, and reviews market trends in annual increases awarded to senior management. Adjustments to base salaries are made annually for all senior officers and employees of the Company, and have averaged 4% annually in the last three years, based on the Committee's consideration of comparable industry and market place averages, and assessment of the individual contributions of executives to the Company's overall operational success and performance.

         Two of the named Executive Officers of the Company, President and Chief Executive Officer

John G. Yedinak and Executive Vice President, Secretary and Corporate Counsel Frances M. Pitts, remain subject to the unexpired term of Employment Agreements previously provided by the Company as described in this proxy statement. In addition to establishing the mechanism for annual adjustment to base salary compensation for all of the executives, these Employment Agreements also provide for the payment of Profit Sharing bonuses, as defined in the Employment Agreements, based on the results of operations of the Company for Mr. Yedinak and Ms. Pitts. Profit Sharing bonuses have been paid under the terms of each of the Employment Agreements in four of the last five years. No such bonuses were paid in 2002.

         The compensation of the Company's Chief Executive Officer is set based on the method described above. For 2002, Mr. Yedinak earned approximately $430,000 in salary and bonus. Although few, if any, financial services holding companies' operations mirror that of the Company's, the Committee believes that, given the level of his responsibilities and the diverse nature of the Company's operations, Mr. Yedinak's 2002 compensation falls within the midrange of similar companies.

         Section 162(m) of the Internal Revenue limits tax deductions for executive compensation to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including stockholder approval. The Committee intends to consider annually whether it should adopt a policy regarding 162(m) and to date has concluded that it is not appropriate to do so. One reason for this conclusion is that, assuming current compensation policies remain in place, Section 162(m) will not be applicable in the near term to any executive's compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

         Sergio Martinucci, Vice President of the Company and Chairman of the Board of the Savings Bank, is a member of the Compensation Committee. Mr. Martinucci does not participate in the Committee's consideration of his own compensation. No other member of the Committee is a current or former officer or employee of the Committee. No member of the Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

         Submitted by the members of the Compensation Committee of the Board of
Directors: Sergio Martinucci, Donald G. Wittmer, Arthur E. Byrnes and Dennis G. Carroll.

STOCK PERFORMANCE GRAPH

     The graph on the following page draws a five-year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Nasdaq Stock Market Index and the SNL Midwest Thrift Index supplied by SNL Securities, LC.

            [UMBRELLA BANCORP, INC. TOTAL RETURN PERFORMANCE GRAPH]



                                                                                         PERIOD ENDING
                                            -----------------------------------------------------------------------------------
INDEX                                        12/31/97        12/31/98       12/31/99        12/31/00      12/31/01    12/31/02
                                            ----------      ----------     ----------      ----------    ----------   ---------
Umbrella Bancorp, Incorporated                 100.00          113.73         156.04          184.73        128.20       49.03
NASDAQ - Total US*                             100.00          140.99         261.48          157.42        124.89       86.33
SNL Midwest Thrift Index                       100.00           92.39          76.81          103.59        119.14      153.58


                                                   SNL FINANCIAL LC(C) 2003
                                                   (434) 977-1600


EXECUTIVE COMPENSATION

          SUMMARY COMPENSATION TABLE. The following table shows for the fiscal years ending December 31, 2000, 2001 and 2002, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Company who received total salary and bonus in excess of $100,000 in 2002 (the "Named Executive Officers").

                                   ANNUAL COMPENSATION                             LONG TERM COMPENSATION
                             ------------------------------       -------------------------------------------------------
                                                                           AWARDS            PAYOUTS
                                                                           -------------------------
                                                     OTHER                          SECURITIES
                                                     ANNUAL       RESTRICTED        UNDER-                      ALL
                                                     COMPEN-      STOCK             LYING       LTIP            OTHER
NAME AND                     SALARY      BONUS       SATION       AWARD(S)          OPTIONS/    PAYOUTS         COMPEN-
PRINCIPAL OFFICER   YEAR     ($)(1)(2)   ($)(3)      ($)(4)       ($)               SARS(#)     ($)(5)          SATION($)
-----------------   ----     ---------   ------      ------       ----------        ----------  -------         ---------
JOHN G. YEDINAK     2002     $431,122    $  --        $ --         $ --               --        None           $ 5,500(6)
  President and     2001     $395,938    $161,919     $ --         $ --               --        None           $11,857
  Chief Executive   2000     $391,453    $ 84,591     $ --         $ --             27,000      None           $23,900
  Officer of the
  Company and
  President and
  Chief Executive
  Officer of the
  Savings Bank

FRANCES M. PITTS    2002     $204,923    $  --        $ --         $ --               --        None           $ 5,452(6)
  Executive Vice    2001     $171,433    $ 84,064     $ --         $ --               --        None           $11,641
  President and     2000     $159,160    $ 50,260     $ --         $ --             27,000      None           $17,147
  Secretary of the
  Company and
  Executive Vice
  President,
  General Counsel
  and Secretary of
  the Savings Bank

COLLEEN A. KITCH    2002     $189,000    $  --        $ --         $ --               --        None           $ 8,074(6)
  Executive Vice    2001     $154,784    $ 23,739     $ --         $ --               --        None           $10,915
  President of the  2000     $132,988    $ 24,100     $ --         $ --             25,000      None           $ 8,388
  Company and
  President of the
  Savings Bank

FRANK J. SHINNICK   2002     $100,961    $  --        $ --         $ --               --        None           $  --
  Chief  Financial
  Officer of the
  Company and the
  Savings Bank (7)

----------------
(1) Includes amounts of salary deferred pursuant to the Savings Bank 401(k) Plan. Under the Plan, participants may elect to have up to the lesser of 12% or $11,000 of annual compensation deferred for the Plan year, with an additional amount of up to $2,000 for participants over 55 years in age.

(2) Includes directors' fees received from the Company and the Savings Bank with respect to Mr. Yedinak and Ms. Pitts. Includes discretionary bonus in lieu of 2002 salary increase in the amount of $6,952, $4,653, $7,000 and $5,769 for each of Mr. Yedinak, Ms. Pitts, Ms. Kitch and Mr. Shinnick, respectively.

(3) Includes Profit Sharing bonus amounts as described under the "Employment Agreements" with respect to Mr. Yedinak and Ms. Pitts, and a Performance bonus paid in connection with Company operations with respect to Ms. Kitch. Profit Sharing and Performance bonuses were based upon the financial results of the Company for 2000 and 2001. Profit Sharing and Performance bonuses were not paid in 2002.

(4) For 2000, 2001 and 2002 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years;
     (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.

(5) The Company does not maintain a long-term incentive plan and, therefore, there were no payouts or awards under such plan.

(6) Includes $5,500 contributed by the Savings Bank pursuant to the 401(k) Plan for the accounts of each of Mr. Yedinak and Ms. Kitch, respectively, and $5,452 contributed for the account of Ms. Pitts, for the year ended December 31, 2002. Excludes $75,409 and $15,792 which represents the market value of premiums paid on supplemental polices covering life (with proceeds to be paid to the Company and the Bank) and long-term disability for Mr. Yedinak and Ms. Pitts for the year ended December 31, 2002. Includes $2,574 for market value of final vesting of allocations of shares made under the Employee Stock Ownership Plan in 2002 to Ms. Kitch.

(7) Mr. Shinnick accepted his position as Chief Financial Officer of the Company and the Savings Bank effective May 6, 2002.

         EMPLOYMENT AGREEMENTS. Effective November 1, 1999, the Savings Bank entered into amended and restated employment agreements ("Employment Agreements") with each of Mr. Yedinak and Ms. Pitts. The Company executed a similar Agreement with Ms. Kitch, also effective November 1, 1999. The Savings Bank Employment Agreements with Mr. Yedinak and Ms. Pitts, and the Company Employment Agreement with Ms. Kitch, provide for a three year term which, after conducting a performance evaluation of the respective officers, the respective Board of Directors was permitted to extend for an additional year, commencing on the first anniversary date and continuing each anniversary date thereafter, so that the remaining term shall be three years. The Savings Bank Employment Agreements for Mr. Yedinak and Ms. Pitts, and the Company Employment Agreement with Ms. Kitch, were allowed to expire in November, 2002.

         The Company also entered into amended and restated employment agreements ("Company Agreements") with each of Mr. Yedinak and Ms. Pitts (the "Executive Officers"), effective November 1, 1999. The Company Agreements provide for a five year term that shall be extended on an annual basis, unless written notice of non-renewal is given by the Board of the Company. On November 26, 2002, notice of non-renewal was given by the Board to each of Mr. Yedinak and Ms. Pitts. The Company Agreements will expire on November 26, 2007.

         Under the Company Agreements with the Executive Officers, base compensation of $201,377 and with respect to Mr. Yedinak, and $39,645 with respect to Ms. Pitts, will be paid by the Company. The salary amounts under the Company Agreements may be increased at the discretion of the Board of Directors, or authorized committee of the Board, but may not be decreased during the term of the Company Agreements without the prior written consent of the Executive Officers. In addition to the base compensation provided under the Company Agreements, an amount equal to 2% for Mr. Yedinak and 1% for Ms. Pitts of gross profits (the `Profit Sharing bonus') of each of the Company and Savings Bank shall be credited as additional compensation to be paid on the earlier of termination for other than cause, death or disability, the expiration of the Company Agreements, or annually on the original anniversary date of the Company Agreements. The deferred amounts will be forfeited if the Executive Officer is terminated prior to the anniversary date of the Company Agreements for any reason other than death or disability. The Company Agreements also provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Company Agreements provide for termination by the Savings Bank or the Company for cause, as defined in the Company Agreements, at any time.

         In the event the Company chooses to terminate the Executive Officers' employment for reasons other than for cause, or in the event of the Executive Officer's resignation from the Savings Bank and (or) the Company upon: (i) termination of employment other than for disability, retirement or cause or (ii) the Executive Officer's resignation upon: (a) a failure to re-elect the Executive Officer for his current offices or failure to nominate or re-nominate the Executive Officer to the Board; (b) a material denotive change in the Executive Officer's functions, duties or responsibilities; (c) a relocation of the Executive Officer's principal place of employment by more than 30 miles; (d) a material reduction in benefits or perquisites being provided to the Executive Officer under the Company Agreements; (e) liquidation or dissolution of the Savings Bank or the Company; or (f) a breach of the Company Agreements by the Savings Bank or the Company, the Executive Officer or, in the event of death, his beneficiary would be entitled, subject to the appropriate regulatory approval, to receive an amount equal to the base salary increased annually by four percent (4.0%) due to the Executive Officer for the remaining term of the Company Agreements and the contributions that would have been made on the Executive Officer's behalf to any employee benefit plans of the Savings Bank or the Company during the remaining term of the Company Agreements. The Savings Bank and the Company would also, subject to the appropriate regulatory approval, continue to pay for the Executive Officer's life, health and disability coverage for the remaining term of the Company Agreements.

         Under the Company Agreements, if voluntary or involuntary termination follows a change in control of (as applicable) the Savings Bank or the Company (as defined in the Company Agreements), the Executive Officer, in the event of his/her death, his/her beneficiary would, subject to the appropriate regulatory approval, be entitled under the Company Agreements to a severance payment equal to five times the average of the three preceding taxable years' annual compensation. The Company would, subject to the appropriate regulatory approval, also continue the life, health, and disability coverage for Mr. Yedinak and Ms. Pitts for sixty months. Any excise taxes incurred by the Executive Officers as a result of an "excess parachute payment" under the Company Agreements will be reimbursed under the Agreements. Based solely on the Salary and Bonus reported in the Summary Compensation Table for 2002 assuming all compensation was paid under the Company Agreement with respect to Mr. Yedinak and Ms. Pitts, and excluding any benefits under any employee plan which may be payable following a change in control and termination of employment, Mr. Yedinak and Ms. Pitts would, subject to the appropriate regulatory approval, be entitled to severance payments of approximately $2,441,705 and $1,116,415, respectively.

         MANAGEMENT RECOGNITION PLAN AND TRUST. The Management Recognition and Retention Plan (the "MRP") provides stock awards to officers and key employees. Awards made after June 1, 1995 are subject to performance goals and vest at a rate of 16.66% on the last day of each six month period following the date of grant. Awards made prior to June 1, 1995 were not subject to performance goals and vested at a rate of 33.33% per year commencing on the date of grant. As of December 31, 2002, no shares were outstanding pursuant to grants under the MRP and 25,492 shares remain available for future grants.

         STOCK OPTION PLANS. On May 20, 1998 the Stockholders of the Company approved the Incentive Stock Option Plan. The Incentive Stock Option Plan provides for discretionary awards of options to purchase Common Stock to officers and key employees as determined by a committee of independent directors. During 2002, no incentive stock options and no non-statutory stock options were granted under the Incentive Stock Option Plan. All options available to purchase common stock held by employees under Umbrella Bancorp, Inc. 1991 Employee Stock Option and Incentive Plan (the "1991 Stock Option Plan") have been granted, and the Plan is now closed. The following table provides certain information with respect to option exercises in the previous fiscal year by Named Executive Officers and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. As of December 31, 2002, 292,000 options to purchase shares of Common Stock are available for grant (all under the Incentive Stock Option Plan) and 294,134 options to purchase Common Stock had been granted under all plans and were then currently outstanding.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED                 IN-THE-MONEY
                      SHARES                              OPTIONS AT FISCAL YEAR END             OPTIONS/SARS
                      ACQUIRED ON                         AT FISCAL YEAR END                     AT FISCAL YEAR-END
NAME                  EXERCISE          VALUE REALIZED    (#)(1)(2)(3)(4)                        ($)(5)
----                  -----------       --------------    --------------------------         ---------------------------
                                                          EXERCISABLE   UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
                                                          -----------   -------------        -----------   -------------
John G. Yedinak           0                $ --            112,184(6)      10,800(6)          ($121,439)     ($77,760)

Frances M. Pitts          0                $ --             42,350(7)      10,800(7)          ($ 98,595)     ($66,960)

Colleen A. Kitch          0                $ --             15,000(8)      10,000(8)          ($ 93,000)     ($62,000)

-------------------------------
(1) All options become 100% exercisable upon death, disability, retirement or a change in control, as defined generally under the Incentive Stock Option Plan. In addition, vesting of non-statutory options may be accelerated by a committee consisting of outside directors.

(2) The purchase price may be made in whole or in part through the surrender of previously held shares of common stock.

(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.

(4) Options are subject to limited stock appreciation (SAR) rights pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the right is exercised.

(5) The price of the Common Stock on December 31, 2002 was $3.80.

(6) The exercise price for 95,984 options is $3.85 and the exercise price for 27,000 options is $11.00. 95,984 options were exercised March 31, 2003, and the shares acquired are included in shares set forth under "Proposal 1 - Information with Respect to the Nominees, Continuing Directors and Executive Officers."

(7) The exercise price for 22,150 options is $3.50, the exercise price for 4,000 options is $5.00, and the exercise price for 27,000 options is $10.00. 22,150 options were exercised March 31, 2003, and the shares acquired are included in shares set forth under "Proposal 1 - Information with Respect to the Nominees, Continuing Directors and Executive Officers."

(8) The exercise price for 15,000 options is $10.00 and the exercise price for 10,000 options is $10.00


INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

          The Financial Institutions Reform, Recovery and Enforcement Act of 1989 requires that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. Additionally, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         Any loan made by the Savings Bank to its directors and officers are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2002 the Savings Bank had no loans to either directors or officers of the Company or the Savings Bank.

         The Company remains subject to standard employment agreements with certain members of management, which are described under "Executive Compensation", "Employment Agreements".


PROPOSAL 2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the year ended December 31, 2002 were Crowe Chizek and Company LLC. The Board of Directors has appointed Crowe Chizek and Company LLC as independent auditors for the Company for the fiscal year ending December 31, 2003.

         Representatives of Crowe Chizek and Company LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

       Proposals of stockholders intended to be presented at the Company's next annual meeting expected to be held in May, 2004, must be received by the Company no later than September 30, 2003 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted by the SEC.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN

REQUEST TO UMBRELLA BANCORP, INC., MS. FRANCES M. PITTS, SECRETARY, 5818 SOUTH ARCHER ROAD, SUMMIT, ILLINOIS 60501.


                                          By Order of the Board of Directors


                                          Frances M. Pitts
                                          Secretary


Summit, Illinois April 28, 2003




YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             UMBRELLA BANCORP, INC.
                                 AUDIT COMMITTEE
                                     CHARTER

         The Board of Directors of Umbrella Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.       COMPOSITION

         The Committee shall consist of three or more directors, each of whom is "independent" as such term is defined in the Sarbanes-Oxley Act of 2002 (the "Act") and regulations promulgated thereunder and under the rules of the NASDAQ National Market.

         Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the company's balance sheet, income statement and cash flow statement). At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) such that he or she meets the definition of a "financial expert" as such term is defined in regulations issued by the Securities and Exchange Commission (the "SEC").

         These requirements are intended to satisfy the Act and the NASDAQ listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.       MISSION STATEMENT AND PRINCIPAL FUNCTIONS

         The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

         (1) Understand all significant accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

         (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with its independent public accounting firm.

         (3) Review the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-Q for each interim quarter and ensure that the independent public accounting firm has reviewed the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

         (4) Study the format and review the timeliness of all financial reports presented to the public, any significant reports used internally and, when indicated, recommend changes for appropriate consideration by management.

         (5) Meet with the Company's outside legal counsel at least annually to review any legal matters that may have a significant impact on the Company or its financial reports.

         (6) Ensure that management has been diligent and prudent in establishing accounting reserves for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events in its financial statements.

         (7) Review press releases prepared by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto, recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

         (8)       Review and reassess the adequacy of this Charter annually.

         INDEPENDENT ACCOUNTANTS:

         (9) Be directly responsible for the appointment, approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company. Such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board (all references herein to a registered public accounting firm shall mean an independent public accounting firm prior to the establishment of the Public Accounting Oversight Board and a registered public accounting firm following the establishment of the Public Accounting Oversight Board). Such registered public accounting firm shall be instructed to report directly to the Committee.

         (10) Approve in advance any non-audit service permitted by the Act, including tax services, that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act.

         (11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company approval by the Committee of allowable non-audit services performed or to be performed for the Company by the registered public accounting firm performing the Company's audit.

         (12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

         (13) Receive a timely report from its registered public accounting firm performing the audit of the Company, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information of a material nature within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

         (14) Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm's their independence.

         (15) Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

         (16) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee's duties.

         (17) Submit to the Chief Financial Officer of the Company an annual budget to fund appropriate compensation to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee and approve all invoices submitted.

         (18) Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm's objectivity or independence, and take appropriate actions to ensure such independence.

         INTERNAL AUDIT DEPARTMENT:

         (19) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries (each, a "Subsidiary") by an internal audit function who reports both to the Committee and the Board of Directors.

         (20) Review and approve the audit plan and budget of the Internal Audit Department, which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

         (21) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

         (22) Review the scope and coordination efforts of any joint internal/external audit program with both internal auditors and the registered public accounting firm.

         (23) Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of each unit and supervise and direct any special projects or investigations considered necessary by the Committee.

         (24) Review all written reports of internal auditors and examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

         (25) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

         REGULATORY COMPLIANCE:

         (26) Cause to be maintained an appropriate regulatory compliance program covering the Company and its Subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

         (27) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

         (28) To the extent applicable, receive reports on a Subsidiary's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

         INTERNAL CONTROL:

         (29) Review periodically the scope and implications of each unit's internal financial procedures and consider their adequacy.

         (30) Maintain direct access to the staff of each unit. If considered necessary, require that studies be initiated on subjects of special interest to the Committee.

         (31) Review the written comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into a unit's internal financial procedure.

         (32) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         REGULATORY EXAMINERS

         (33) Meet as considered necessary with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

         (34) Ensure that management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

         SPECIAL DUTIES:

         (35) Perform special studies of matters related to the financial operations of the Company or its Subsidiaries or to allegations of managerial misconduct by its executives.

C.       MEETINGS

         Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

         At the invitation of the Chairman of the Committee, the meetings may be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.



                              Amended by Committee
                             as of October 30, 2002

                               Approved by Board
                             as of October 30, 2002

                                  [FRONT SIDE]

                                 REVOCABLE PROXY
                             UMBRELLA BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 2003
                             2:00 P.M. CENTRAL TIME

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Umbrella Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Commons Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 28, 2003 at 2:00 p.m. Central Time, at 222 West Huron Street, Suite 500, Chicago Illinois 60610 and at any and all adjournments thereof, as follows:

         1. The election of directors of all nominees listed (except as marked to the contrary below).

                           Arthur E. Byrnes and Frances M. Pitts

                           FOR                       VOTE WITHHELD
                           [ ]                           [ ]

         INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

                        --------------------------------


         2. For ratification of Crowe Chizek and Company LLC as auditors of the Company for the fiscal year ending December 31, 2003.

                           FOR                 AGAINST           ABSTAIN
                           [ ]                  [ ]                [ ]


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 28, 2003 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                               Dated:
                                     ------------------------------------------

                                     ------------------------------------------
                                     SIGNATURE OF STOCKHOLDER

                                     ------------------------------------------
                                     SIGNATURE OF STOCKHOLDER



                             -----------------------

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE